                                                             Exhibit (d)(5)(iii)


                              AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                              SUB-ADVISER AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                          ING INVESTMENT MANAGEMENT CO.

SERIES                                            ANNUAL SUB-ADVISER FEE
------                                            ----------------------
ING Index Plus LargeCap Equity Fund   Index Plus LargeCap Period             0.2025%

ING Principal Protection Fund II      Offering Phase                         0.1250%
                                      Guarantee Period                       0.3600%
                                      Index Plus LargeCap Period             0.2025%

ING Principal Protection Fund III     Offering Phase                         0.1250%
                                      Guarantee Period                       0.3600%
                                      Index Plus LargeCap Period             0.2025%

ING Principal Protection Fund IV      Offering Phase                         0.1250%
                                      Guarantee Period                       0.3600%
                                      Index Plus LargeCap Period             0.2025%

ING Principal Protection Fund V       Offering Phase                         0.1250%
                                      Guarantee Period                       0.3600%
                                      Index Plus LargeCap Period             0.2025%

ING Principal Protection Fund VI      Offering Phase                         0.1250%
                                      Guarantee Period                       0.3600%
                                      Index Plus LargeCap Period             0.2025%

ING Principal Protection Fund VII     Offering Phase                         0.1125%
                                      Guarantee Period                       0.3600%
                                      Index Plus LargeCap Period             0.2025%

SERIES                                            ANNUAL SUB-ADVISER FEE
------                                            ----------------------
ING Principal Protection Fund VIII    Offering Phase                         0.1125%
                                      Guarantee Period:
                                           -    Equity Component             0.3600%
                                           -    Fixed Component              0.2475%
                                           -    ETF & Futures Strategy
                                                in lieu of Equity Strategy   0.2475%
                                      Index Plus LargeCap Period             0.2025%

ING Principal Protection Fund IX      Offering Phase                         0.1125%
                                      Guarantee Period:
                                           -    Equity Component             0.3600%
                                           -    Fixed Component              0.2475%
                                           -    ETF & Futures Strategy
                                                in lieu of Equity Strategy   0.2475%
                                      Index Plus LargeCap Period             0.2025%

ING Principal Protection Fund X       Offering Phase                         0.1125%
                                      Guarantee Period:
                                           -    Equity Component             0.3600%
                                           -    Fixed Component              0.2475%
                                           -    ETF & Futures Strategy
                                                in lieu of Equity Strategy   0.2475%
                                      Index Plus LargeCap Period             0.2025%

ING Principal Protection Fund XI      Offering Phase                         0.1125%
                                      Guarantee Period:
                                           -    Equity Component             0.3600%
                                           -    Fixed Component              0.2475%
                                           -    ETF & Futures Strategy
                                                in lieu of Equity Strategy   0.2475%
                                      Index Plus LargeCap Period             0.2025%

ING Principal Protection Fund XII     Offering Phase                         0.1125%
                                      Guarantee Period:
                                           -    Equity Component             0.3600%
                                           -    Fixed Component              0.2475%
                                           -    ETF & Futures Strategy
                                                in lieu of Equity Strategy   0.2475%
                                      Index Plus LargeCap Period             0.2025%